UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 27, 2021

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-38323	82-3074668
(Commission File Number)	(IRS Employer Identification No.)

1180 Seminole Trail, Suite 495

Charlottesville, Virginia 22901

(Address of principal executive offices and zip code)

(434) 422-9800

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	ADIL	NASDAQ

Warrants	ADILW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2021, Adial Pharmaceuticals, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders re-elected J. Kermit Anderson and James W. Newman, Jr. as Class II directors, each to serve a three-year term expiring at the Company’s 2024 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified.

In addition, at the Annual Meeting, the Company’s stockholders approved Amendment No. 3 to the Company’s 2017 Equity Incentive Plan to increase the number of shares of common stock that the Company will have authority to grant under the plan by an additional 2,000,000 shares of common stock. A description of the 2017 Equity Incentive Plan, as amended, is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed on August 23, 2021 with the Securities and Exchange Commission (the “Definitive Proxy Statement”) in the section entitled “Proposal 3—APPROVAL OF AN AMENDMENT TO OUR 2017 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE WILL HAVE AUTHORITY TO GRANT UNDER THE PLAN FROM 5,500,000 TO 7,500,000”, which is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of Amendment No. 3 to the 2017 Equity Incentive Plan, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 27, 2021, at the Annual Meeting, the Company’s stockholders voted on the following three (3) proposals and votes were cast as described below. These matters are described in detail in the Definitive Proxy Statement.

The final results for Proposals 1, 2, and 3 as set forth in the Definitive Proxy Statement are as follows:

Proposal 1 — Election of Directors

The following two (2) individuals were re-elected as Class II directors, each to serve a three-year term expiring at the Company’s 2024 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes

(1) J. Kermit Anderson	8,030,982	509,794	4,343,150
(2) James W. Newman, Jr.	7,993,895	546,881	4,343,150

Proposal 2 — Ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021

The stockholders ratified and approved the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, based on the votes listed below:

Votes For	Votes Against	Abstentions
12,752,625	25,901	105,400

Proposal 3 — Approval of an amendment to the Company’s 2017 Equity Incentive Plan to increase the number of shares of common stock authorized for grant under the plan from 5,500,000 to 7,500,000

The stockholders approved the amendment (Amendment No. 3) to the Company’s 2017 Equity Incentive Plan to increase the number of shares of common stock authorized for grant under the 2017 Equity Incentive Plan from 5,500,000 to 7,500,000 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,397,000	1,001,268	142,508	4,343,150

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Amendment No. 3 to the Adial Pharmaceuticals, Inc. 2017 Equity Incentive Plan
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2021	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ William B. Stilley, III
	Name:	William B. Stilley
	Title:	President and Chief Executive Officer

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